Exhibit 99.1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT, is made as of _______, 2007 by and between Renaissance Learning, Inc., a Wisconsin corporation (the “Company”), and [Insert Name] (“Indemnitee”).

WHEREAS, Indemnitee is a member of the Board of Directors of the Company; and

WHEREAS, directors, in connection with the performance of their duties as such, are increasingly being subjected to costly and time-consuming liabilities and claims relating to, among other things, matters that traditionally would have been brought only against the corporation itself; and

WHEREAS, it will be difficult to attract and retain directors of the Company unless such persons are adequately indemnified against liabilities incurred and claims made in connection with performance of their duties as directors of the Company; and

WHEREAS, it is in the best interests of the Company and its shareholders that the Company take such actions as are reasonable, prudent and necessary to attract and retain highly competent directors; and

WHEREAS, the Company’s Amended and Restated By-laws (the “By-laws”) provide for the indemnification by the Company of directors of the Company and, as additional consideration for the services of Indemnitee, the Company has obtained at its expense directors’ and officers’ liability insurance (“D&O Insurance”) covering Indemnitee with respect to Indemnitee’s position with the Company; and

WHEREAS, the Company recognizes that certain limitations and uncertainties exist with respect to the indemnification protection provided under the By-laws and the D&O Insurance; and

WHEREAS, to induce Indemnitee to continue to serve as a member of the Board of Directors of the Company, the Company has determined that it is in its best interests to assure Indemnitee of the protection currently provided by the By-laws and D&O Insurance and to provide certain enhancements to such protection to the extent permitted by the Wisconsin Business Corporation Law (the “WBCL”); and

WHEREAS, Section 180.0858 of the WBCL provides that directors of a Wisconsin corporation can, subject to certain limitations, be granted indemnification rights in addition to those provided in the WBCL pursuant to a written agreement between a director and the Wisconsin corporation;

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.

Indemnification.  The Company agrees to indemnify and hold Indemnitee harmless to the fullest extent permitted under the WBCL and the By-laws as in effect on the date hereof and as either may be amended to provide more advantageous rights to Indemnitee.  In furtherance of the foregoing indemnification, and without limiting the generality thereof:

(a)

The Company shall indemnify and hold harmless Indemnitee to the extent that he or she has been successful on the merits or otherwise in the defense of a Proceeding (including, but not limited to, termination of any Proceeding by dismissal, with or without prejudice) for all Expenses incurred in the Proceeding (i) if Indemnitee was a Party to the Proceeding because he or she is a Director or Officer of the Company or (ii) if the Proceeding arises out of any action taken by, or alleged to have been taken by, or inaction, or alleged inaction, on the part of, Indemnitee in his or her capacity as a Director or Officer of the Company.  If Indemnitee is successful on the merits or otherwise as to one or more but less than all claims, issues or matters in any Proceeding, the Company shall indemnify Indemnitee for all Expenses incurred by Indemnitee or on his or her behalf in connection with each successfully resolved claim, issue or matter and any claim, issue or matter related to such successfully resolved claim, issue or matter.

(b)

In cases not included in Clause (a), above, the Company shall indemnify and hold harmless Indemnitee for all Liabilities and Expenses incurred in a Proceeding (i) if Indemnitee was a Party to the Proceeding because he or she is a Director or Officer of the Company or (ii) if the Proceeding arises out any action taken by, or alleged to have been taken by, or inaction, or alleged inaction, on the part of, Indemnitee in his or her capacity as a Director or Officer of the Company, unless and only to the extent that the Liabilities and Expenses were incurred because of a Breach of Duty by Indemnitee.

(c)

Notwithstanding any other provision in this Agreement, to the extent that Indemnitee is, because he or she is a Director or Officer of the Company, a witness in any Proceeding to which he or she is not a Party, Indemnitee shall be indemnified against all Expenses incurred by him or her or on his or her behalf in connection therewith.

2.

Contribution.

(a)

Whether or not the indemnification provided in Section 1 hereof is available, nothing in this Agreement shall be construed as a limitation on Indemnitee’s statutory, common-law or other legal rights to contribution from the Company, or from its directors, officers, employees and/or shareholders where otherwise appropriate and to the extent permitted by law.

(b)

Without diminishing or impairing the rights set forth in Clause (a), above, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any Liabilities or Expenses in any Proceeding in which the Company is jointly liable with Indemnitee, the Company shall contribute to the amount of Liabilities and Expenses incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all Directors and Officers of the Company and employees and agents of the Company, other than Indemnitee, who are jointly liable with Indemnitee, on the one hand, and Indemnitee, on the other hand, from the event(s) or transaction(s), the action or inaction, or alleged action or inaction, from which the Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all Directors and Officers of the Company and employees and agents of the Company, other than Indemnitee, who are jointly liable with Indemnitee, on the one hand, and Indemnitee, on the other hand, in connection with the event(s) or transaction(s), action or inaction, or alleged action or inaction, from which the Proceeding arose, as well as any other equitable considerations which may be required to be considered under applicable law.  The relative fault of the Company and all Directors and Officers of the Company and employees and agents of the Company, other than Indemnitee, who are jointly liable with Indemnitee, on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which the event(s) or transaction(s), their action or inaction, or their alleged action or inaction, was motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct was active or passive.

3.

Defense of Claims.

(a)

The Company will be entitled to participate in the defense of any Proceeding at its own expense.  The Company will not settle any Proceeding (in whole or in part) which would impose any Expense, Liability or limitation on Indemnitee without Indemnitee’s prior written consent, such consent not to be unreasonably withheld nor, where applicable, without the consent of the Company’s D&O Insurance carriers.  Indemnitee will not settle any Proceeding (in whole or in part) which would impose any Expense, Liability or limitation on the Company without the Company’s prior written consent, such consent not be unreasonably withheld nor, where applicable, without the consent of the Company’s D&O Insurance carriers.

(b)

Notwithstanding the provisions set forth in Clause (a) above, the defense of any Proceeding shall be conducted in all respects in accordance with the terms of the Company’s D&O Insurance policy in effect at the time such Proceeding takes place.

4.

Allowance of Expenses as Incurred.  Within 20 days after receipt of a written request therefor by Indemnitee, the Company shall pay or reimburse Indemnitee for all Expenses as incurred by or on behalf of Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding to which Indemnitee is a Party or is threatened to be made a Party.  The request by Indemnitee pursuant to this Section 4 must include all of the following:  (i) a written affirmation of Indemnitee’s good faith belief that he or she has not engaged in a Breach of Duty; and (ii) a written undertaking, executed personally or on Indemnitee’s behalf, to repay the Expenses, without interest, to the extent that there is a final determination hereunder (as to which all rights of appeal have been exhausted or lapsed) that indemnification under Section 1 is not required and that indemnification is not ordered by a court under Section 180.0854(2)(b) of the WBCL.  Indemnitee shall not be required to repay Expenses until such final determination (as to which all rights of appeal have been exhausted or lapsed) has been made.  The undertaking under this Section 4 shall be an unlimited general obligation of Indemnitee, shall be accepted without reference to Indemnitee’s ability to repay the Expenses and shall be unsecured.

5.

Request for and Determination of Right to Indemnification.

(a)

Indemnitee shall notify the Company in writing as soon as reasonably practicable (i) after being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or (ii) if the Company has not been previously notified, after receipt of written notice of any other matter with respect to which Indemnitee intends to seek indemnification or advancement of expenses under Section 1 and Section 4.  The omission by Indemnitee to so notify the Company will not relieve the Company from any liability which it may have to Indemnitee (i) under this Agreement except and only to the extent the Company can establish that such omission to notify resulted in actual material prejudice to the Company or (ii) otherwise than under this Agreement.

(b)

Indemnitee may thereafter deliver to the Company a written request for indemnification pursuant to this Agreement at such time and from time to time as Indemnitee deems appropriate in his sole discretion, which request shall also be deemed a request for advancement of expenses under Section 4.

(c)

Except as otherwise provided pursuant to Sections 1(a) or 1(c), upon the final disposition of the matter that is the subject of the request for indemnification delivered pursuant to Section 5(b), a determination shall be made with respect to Indemnitee’s entitlement thereto (including entitlement to payment or reimbursement of Expenses under Section 4) in the specific case.  If a Triggering Event shall not have occurred, such determination shall be made (i) by a majority vote of a quorum of the members of the Board consisting of directors who are not at the time parties to the same or related Proceedings (“Disinterested Directors”) or of a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors (in either case, even though less than a quorum of the Board) or (ii) if there are no Disinterested Director or the Disinterested Directors so direct, by Independent Counsel (selected in accordance with Clause (d) below).  If a Triggering Event shall have occurred, such determination shall be made by Independent Counsel.  Any determination made by Independent Counsel pursuant to this Clause (c) shall be in the form of a written opinion to the Board, a copy of which shall be delivered to Indemnitee.  Indemnitee shall reasonably cooperate with the person or persons making such determination including providing to such person or persons upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination.  Any costs or expenses (including fees and expenses of counsel) incurred by Indemnitee in so cooperating with the person or persons making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification), and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(d)

If the determination is to be made by Independent Counsel, such Independent Counsel shall be selected as provided in this Clause (d).  If a Triggering Event shall not have occurred, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected.  If a Triggering Event shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected within 10 days after the final disposition of the matter that is the subject of the request for indemnification.  In either case, the party receiving the notice may, within 10 days after receipt thereof, deliver to the other a written objection to such selection; provided that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 11, and the objection shall set forth with particularity the factual basis of such assertion.  Absent a proper and timely objection, the person so selected shall act as Independent Counsel.  If a proper and timely objection is made, the counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction (or, at Indemnitee’s option pursuant to Section 6, an arbitration) has determined that such objection is without merit.  If, within 20 days after receipt by the Company of a request for indemnification pursuant to Clause (b) above, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction (or, at Indemnitee’s option pursuant to Section 6, an arbitration) for resolution of any objection which shall have been made to the selection of Independent Counsel and/or for the appointment of another person as Independent Counsel, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel.  The Company agrees to pay the reasonable fees and expenses of any Independent Counsel appointed pursuant to this Section and to indemnify such person against any and all expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto except for gross negligence or willful misconduct.

(e)

If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within 10 days after such determination.

(f)

In making any determination as to Indemnitee’s entitlement to indemnification hereunder, Indemnitee shall be entitled to a presumption that he is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Clause (b) above, and the Company shall have the burdens of coming forward with evidence and of persuasion to overcome that presumption.

(g)

The termination of any Proceeding or of any claim, issue or matter therein by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption (i) that there was a Breach of Duty on the part of the Indemnitee or (ii) that Indemnitee did not otherwise satisfy the applicable standard of conduct to be indemnified pursuant to this Agreement.

(h)

The knowledge or actions or failure to act of any other director, officer, employee or agent of the Company, employee benefit plan or other entity, as applicable, shall not be imputed to Indemnitee for purposes of determining Indemnitee’s right to indemnification under this Agreement.

(i)

If a determination as to Indemnitee’s entitlement to indemnification shall not have been made pursuant to this Agreement within 60 days after the final disposition of the matter that is the subject of the request for indemnification, the requisite determination of entitlement to indemnification shall be deemed to have been made in favor of Indemnitee, and Indemnitee shall be entitled to such indemnification, absent a misstatement of a material fact in the information provided by Indemnitee pursuant to Clause (b) and Clause (c) above or an omission of a material fact necessary in order to make the information provided not misleading; provided that such 60-day period will be extended for a period up to an additional 30 days after the selection of Independent Counsel pursuant to Clause (d) if such determination is to be made by Independent Counsel and if the Company has acted with diligence and in good faith in the process of selecting Independent Counsel, and provided further that such 60-day period (as so extended)

will be extended for a reasonable time, not to exceed an additional 30 days, if the person or persons making the determination in good faith requires such additional time to obtain or evaluate any documentation or information relating thereto.

(j)

Nothing in this Agreement shall be deemed to preclude or otherwise limit Indemnitee’s rights pursuant to Section 180.0854 of the WBCL.

6.

Remedies of Indemnitee.

(a)

Indemnitee shall be entitled to an adjudication (by a court of competent jurisdiction or, at Indemnitee’s option, through an arbitration conducted by a panel arbitrators in accordance with Clause (c) below) of any determination pursuant to Section 5 that Indemnitee is not entitled to indemnification under this Agreement.  Any such adjudication shall be conducted in all respects as a de novo trial or arbitration on the merits, and any prior adverse determination shall not be referred to or introduced into evidence, create a presumption that Indemnitee is not entitled to indemnification or advancement of expenses, be a defense or otherwise adversely affect Indemnitee.  In any such judicial proceeding or arbitration, the provisions of Section 5(f) through Section 5(j) (including the presumption in favor of Indemnitee and the burdens on the Company) shall apply.

(b)

Indemnitee shall also be entitled to an adjudication (by a court of competent jurisdiction or, at Indemnitee’s option, through an arbitration as described above and conducted in accordance with Clause (c) below) of any other disputes under this Agreement.

(c)

Any arbitration conducted pursuant to Clause (a) or Clause (b) above shall consist of a panel of three arbitrators selected from the panels of arbitrators of the International Institute for Conflict Prevention and Resolution (the “IICPR”), such panel to be presiding in Milwaukee, Wisconsin, consisting of one arbitrator selected by a majority vote of a quorum of the Board of Directors consisting of Disinterested Directors or, if a quorum of the Board of Directors consisting of Disinterested Directors cannot be obtained, by a majority vote of a committee duly appointed by the Board of Directors and consisting solely of one or more Disinterested Directors, or, if unable to obtain such a quorum or form such a committee, by a majority vote of the full Board of Directors, including directors who are parties to the same or related Proceedings, one arbitrator selected by Indemnitee and one arbitrator selected by the two arbitrators previously selected.  In all other respects, the panel of arbitrators shall be governed by the rules of the IICPR for non-administered arbitration (revised and effective June 15, 2005).  Directors who are parties to the same or related Proceedings may participate in the designation of the member or members of the committee referred to in this Clause (c).

(d)

If a determination shall have been made pursuant to Section 5 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 6, absent a misstatement of a material fact in the information provided by Indemnitee pursuant to Section 5(b) and Section 5(c) or an omission of a material fact necessary in order to make the information provided not misleading.

(e)

In connection with any judicial proceeding or arbitration commenced pursuant to this Section 6, the Company shall not oppose Indemnitee’s right to seek such adjudication, shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding or enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all of the provisions of this Agreement.

7.

Other Rights of Indemnitee.  The right of Indemnitee to indemnification, contribution or allowance of Expenses pursuant to this Agreement shall not be exclusive of other rights Indemnitee may have, including without limitation (i) under applicable law, (ii) pursuant to other agreements between the Company and Indemnitee, (iii) pursuant to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles”) or By-laws, or (iv) or pursuant to any agreement with a third party (by way of insurance, indemnification or otherwise).  The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other right or remedy.

8.

Amendments to WBCL or Company’s Articles or By-laws.  Any amendments to the Articles or By-laws made subsequent to the date of this Agreement which reduce or eliminate rights of persons entitled to indemnification or advances under such Articles or By-laws shall not limit the rights of Indemnitee pursuant to this Agreement.  If the Articles, the By-laws or Wisconsin law are amended or interpreted (by statute, judicial decision or otherwise) so as to provide for greater indemnification rights or benefits, Indemnitee shall be entitled to such greater rights and benefits immediately upon such amendment.  Subsequent amendments to the WBCL or other applicable law (by statute, judicial decision or otherwise) or judicial interpretations thereof shall in no way reduce Indemnitee’s rights under this Agreement.

9.

Directors and Officers Insurance.

(a)

The Company represents that it currently has in force full and effect the D&O Insurance listed on the schedule which is attached to this Agreement.

(b)

The Company will not be required to maintain D&O Insurance if the Board of Directors determines, after diligent inquiry, that (i) such insurance is not available or (ii) the premiums for available insurance are disproportionate to the amount of coverage or to the premiums paid by other corporations similarly situated, or that any other legitimate business reason justifies no longer maintaining such insurance.

(c)

The Company and Indemnitee will cooperate to obtain advances of Expenses, indemnification payments and consents from D&O Insurance carriers in any Proceeding to the full extent of applicable D&O Insurance coverage.  The Indemnitee shall not knowingly take any action that jeopardizes or otherwise waives D&O Insurance coverage under the policies in effect.  The existence of D&O Insurance coverage will not diminish or limit the Company’s obligation to make indemnification payments to Indemnitee.  Amounts paid directly to Indemnitee with respect to a Proceeding by the Company’s D&O Insurance carrier(s) will be credited to the amounts payable by the Company to Indemnitee under this Agreement.

10.

Exception to Rights of Indemnification and Contribution.  Notwithstanding any provision herein to the contrary, the Company shall not be obligated under this Agreement to provide any indemnification or contribution to Indemnitee:

(a)

in connection with any claim made against Indemnitee for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 (“the Exchange Act”), as amended or similar provisions of any state statutory law or common law;

(b)

in connection with any claim made against Indemnitee for reimbursement to the Company of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company as required by the Exchange Act; or

(c)

in connection with any Proceeding initiated by Indemnitee, including any Proceeding initiated by Indemnitee against the Company, Directors and Officers of the Company, employees or agents of the Company or other indemnitees, unless (i) the Board of Directors of the Company authorized the Proceeding prior to its initiation or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law or (iii) the Proceeding is one contemplated in Section 6 above.

11.

Definitions.  The following terms as used in this Agreement are defined as follows:

“Affiliate” shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

“Board” means the Board of Directors of the Company.

“Breach of Duty” means a breach or failure by Indemnitee to perform a duty that he or she owes to the Company and the breach or failure to perform constitutes any of the following: (a) a willful failure to deal fairly with the Company or its shareholders in connection with a matter in which Indemnitee has a material conflict of interest; (b) a violation of the criminal law, unless Indemnitee has reasonable cause to believe that his or her conduct was lawful, or no reasonable cause to believe that his or her conduct was unlawful; (c) a transaction from which Indemnitee derived an improper personal profit; or (d) willful misconduct.

“Director or Officer of the Company” means: (a) an individual who is or was a director or officer of the Company; (b) an individual who, while a director or officer of the Company, is or was serving at the Company’s request as a director, officer, partner, trustee, member of any governing or decision-making committee, manager, employee or agent of another corporation, whether domestic or foreign, limited liability company, partnership, joint venture, trust or other enterprise, provided, however, for purposes of this Agreement, it shall be presumed that if Indemnitee serves as a director, officer, partner, trustee, member of any governing or decision-making committee, manager, employee or agent of an Affiliate, Indemnitee shall be so serving at the request of the Company; (c) an individual who, while a director or officer of the Company, is or was serving an employee benefit plan because his or her duties to the Company also impose duties on, or otherwise involve services by, the individual to the plan or to participants in or beneficiaries of the plan; and (d) unless the context requires otherwise, the estate or personal representative of the Indemnitee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expense” or “Expenses” means fees (including fees of experts and witness fees), costs (including court costs, transcript costs, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage fees, and delivery service fees), charges, disbursements, attorneys’ fees, retainers, the premium, security for and other costs relating to any cost bond, supersede as bond or other appeal bond or its equivalent and any other expenses reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in or appealing a Proceeding.  The term “Expenses”, however, shall not include Liabilities.

“Independent Counsel” means a law firm, or a member of a law firm, or an independent member of the Wisconsin Bar that is experienced in matters of relevant Wisconsin corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other Party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights hereunder.

“Liability” or “Liabilities” means the obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan arising out of or in connection with a Proceeding.

“Party” includes an individual who was or is, or who is threatened to be made, a named defendant or respondent in a Proceeding.

“Proceeding” means any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration, alternative dispute resolution mechanism, inquiry, hearing or other proceeding (including any appeal therefrom), whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the Company or by any other person, including, without limitation, (a) any proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities, securities brokers or dealers, or investment companies or investment advisors; (b) any proceeding brought to enforce rights hereunder; (c) any appeal from a proceeding; and (d) any proceeding in which the Indemnitee is a plaintiff or petitioner because he or she is a Director or Officer of the Company or an employee or agent of the Company, provided, however, that any such proceeding under this Clause (d) must be authorized by majority vote of a quorum of Disinterested Directors.  Notwithstanding the foregoing, “Proceeding” does not include an action, suit or other proceeding contemplated by Section 13.

“Triggering Event” means the first to occur of any of the following:

(1)

the acquisition (other than from the Company), by any Person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), directly or indirectly, of beneficial ownership (determined in accordance with Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the

Company’s shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company’s then outstanding common stock or then outstanding voting securities, as the case may be; or

(2)

the consummation of any merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company’s shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company’s then outstanding common stock or then outstanding voting securities, as the case may be; or

(3)

the consummation of any liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

(4)

individuals who, as of the date of this Agreement, constitute the Board of Directors of the Company (as of such date, the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-12(c); or

(5)

whether or not conditioned on shareholder approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, after giving effect to such transaction.

Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine.

12.

Amendment and Waiver.  This Agreement may not be supplemented, modified or amended at any time except by written instrument executed by the Company and Indemnitee.  The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument signed by the party against which such waiver is to be asserted.  Unless otherwise expressly provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder (whether or not similar), nor shall any single or partial exercise of any right, power of privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13.

Expenses.

(a)

The Company shall pay all costs and expenses (including fees and expenses of counsel) incurred by the Company and Indemnitee in connection with the preparation of this Agreement.

(b)

The Company shall indemnify and hold Indemnitee harmless from any and all costs and expenses (including fees and expenses of counsel) actually and reasonably incurred by Indemnitee or on his or her behalf in seeking (whether through a judicial proceeding or arbitration (including any appeal resulting therefrom or otherwise) to enforce any rights against the Company for indemnification or advancement of expenses) whether under this Agreement or otherwise) or to recover under any liability insurance policy maintained by any person for the benefit of Indemnitee in connection with the performance of his or her duties for or on behalf of the Company, in each case, whether or not Indemnitee is successful (in whole or in part) with respect to his or her claims.  The Company shall pay (or reimburse Indemnitee for the payment of) any such costs or expenses within 20 days after receipt by the Company of a written request for the payment of such amounts, which request may be delivered to the Company at such time or from time to time as Indemnitee deems appropriate in his or her sole discretion (whether prior to or after final disposition of any matter.  Indemnitee shall have no obligation to reimburse any amounts paid by the Company pursuant to this Clause (b).

14.

Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent:

To Indemnitee:

At the address set forth on the signature page hereof.

To the Company:

Renaissance Learning, Inc.

2911 Peach Street

Wisconsin Rapids, Wisconsin 54495-8036

Attention:  Corporate Secretary

Facsimile: (715) 424-4242

E-mail:  mtminch@renlearn.com

With a copy to:

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Attention:  Dennis F. Connolly

Facsimile:  (414) 273-5198

E-mail:  dconnoll@gklaw.com

15.

Binding Effect.  The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to continue to serve as a director of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in continuing to serve as a director of the Company.  Due to the personal nature of the services to be rendered by Indemnitee, Indemnitee may not assign this Agreement.  Subject to the foregoing, the provisions of this Agreement are binding upon and inure to the benefit of (i) Indemnitee and Indemnitee’s respective heirs, legal representatives and administrators, and (ii) the Company and its successors, transferees and assigns, including, without limitation, any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business or assets of the Company.  The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the manner and to the same extent that the Company would be required to perform if no such succession, transfer or assignment had taken place.  The indemnification and advancement of expenses provided by this Agreement shall continue as to a person who has ceased to be a director or an officer or is deceased and shall inure to the benefit of the heirs, executors, administrators or other successors of the estate of such person.

16.

Term of Agreement.  This Agreement shall continue and terminate upon the later of:  (i) ten years after the date that Indemnitee shall have ceased to serve as a director and/or executive officer of the Company; or (ii) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification, contribution or allowance of Expenses hereunder.

17.

Validity.  If any provision of this Agreement shall be deemed invalid or inoperative, or if a court of competent jurisdiction determines that any of the provisions of this Agreement contravene public policy, this Agreement shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such provisions which are invalid or inoperative or which contravene public policy shall be deemed, without further action or deed by or on behalf of the Company or Indemnitee, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable.

18.

Subrogation; No Obligation to the Extent Previously Paid.  In the event of payment by the Company to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, and Indemnitee shall execute all documents and shall do all things necessary to enable the Company effectively to bring suit to enforce such rights.  The Company shall not be liable under this Agreement to make any payment of amounts otherwise idemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

19.

Governing Law; Consent to Jurisdiction.

(a)

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Wisconsin, without regard to its conflicts of laws rules.

(b)

The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action, suit or other proceeding arising out of or in connection with this Agreement shall be brought only in the Circuit Court of the State of Wisconsin or a federal court located in Milwaukee County, Wisconsin (the “Wisconsin Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the jurisdiction of the Wisconsin Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Wisconsin Court, and (iv) waive, and agree not to plead or make, any claim that any such action or proceeding brought in the Wisconsin Court has been brought in an improper or inconvenient forum.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

RENAISSANCE LEARNING, INC.

By:

Its:

INDEMNITEE:

[Insert Name]

Address:

Facsimile:

E-mail: